UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2005

SIZELER PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-09349	72-1082589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2542 Williams Boulevard, Kenner, LA 70062

(Address of Principal Executive Offices, including zip code)

(504) 471-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 4, 2005 the Company announced its operating results for the three and twelve month periods ended December 31, 2004. A copy of this operating results release is attached hereto as exhibit 99.1 and is incorporated herein by reference. Also on February 4, 2005 the Company announced that it declared quarterly distributions on its common stock and Series B preferred stock. A copy of this release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 4, 2005 announcing 2004 operating results
99.2	Press Release dated February 4, 2005 announcing quarterly distributions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005

SIZELER PROPERTY INVESTORS, INC.

By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 4, 2005 announcing 2004 operating results
99.2	Press Release dated February 4, 2005 announcing quarterly distributions